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                                                                   EXHIBIT 10.46

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                                TRUST AGREEMENT

                                      FOR

                         UNIFIED WESTERN GROCERS, INC.

                         Effective as of April 1, 2000


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                              TRUST AGREEMENT FOR

                         UNIFIED WESTERN GROCERS, INC.

           THIS TRUST AGREEMENT ("Trust Agreement") is made and entered into as of April 1, 2000, between Unified Western Grocers, Inc., a California corporation (the "Company"), and Robert M. Ling, Jr., Richard J. Martin and David A. Woodward (the "Trustees"), to evidence the trust (the "Trust") to be established for the benefit of the Company in order to facilitate the exchange of the Company's outstanding Class A Shares and Class B Shares (the "Shares").

                                  ARTICLE 1.
                        Name, Intentions, Revocability,
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                            Deposit and Definitions
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     1.1   Name. The name of the Trust created by this Trust Agreement shall be:
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                                   TRUST FOR
                         UNIFIED WESTERN GROCERS, INC.
                            SHARE EXCHANGE PROGRAM

     1.2   Intentions. The Company wishes to establish the Trust and to
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facilitate the exchange of the Company's Shares.

     1.3   Revocability. The Trust hereby established shall be revocable by the
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Company at any time.

     1.4   Assignment of Right to Purchase Shares. The Company hereby assigns to
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the Trustees the right of the Company to repurchase the Shares, as provided for in the Articles of Incorporation and the Bylaws of the Company, to be administered by the Trustees as provided in this Trust Agreement.

     1.5   Additional Definitions. In addition to the definitions set forth
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above, for purposes hereof, unless otherwise clearly apparent from the context, the following capitalized terms shall have the following indicated meanings:

           "Beneficiary" shall mean the Company.

           "Board" shall mean the Board of Directors of the Company.

           "Buying Member" shall mean any individual or entity that desires to, and is eligible to, purchase Shares from the Company.

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           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           "IRS" shall mean the Internal Revenue Service.

           "Member" shall mean any member-patron of the Company as that term is defined in the Bylaws of the Company.

           "Selling Member" shall mean any Member that is eligible to have its Shares repurchased by the Company.

           "Trust Fund" shall mean the assets held by the Trustees pursuant to the terms of this Trust Agreement.

     1.6   Grantor Trust. The Trust is intended to be a "grantor trust," of
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which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code and the Trust shall be construed accordingly.

                                  ARTICLE 2.
                            General Administration
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     2.1   Administration. The Company may at any time direct the Trustees as to
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the administration of the Trust. The Trustees may conclusively rely upon directions from the Company in taking any action with respect to this Trust Agreement, including the purchase and sale of Shares. The Trustees shall have no liability for actions taken, or for failure to act, on the direction of the Company. The Trustees shall have no liability for failure to acting the absence for proper written directions. In the absence of direction from the Company as to the administration of the Trust, the Trustees shall have the exclusive power with respect to the administration of the Trust, subject to the terms of this Trust Agreement.

     2.2   Non-Adverse Parties. The Trustees shall be non-adverse parties within
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the definition of Section 672(b) of the Code.

     2.3   Contributions. The Company shall not contribute any assets other than
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the right of the Company to purchase Shares and $100, which amount shall not be used by the Trustees to purchase Shares and shall at all times remain in the Trust (the "Corpus").

                                  ARTICLE 3.
                         Powers and Duties of Trustees
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     3.1   Transfer of Shares. The purpose of the Trust shall be to facilitate
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the transfer of Shares by Members in circumstances where the Member is obligated
or

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required to sell Shares in accordance with the Bylaws of the Company to Members or new Members who are authorized to buy Shares in accordance with the Bylaws of the Company, during periods when the Company is legally unable to buy shares or otherwise elects to cause or permit outstanding Shares to be transferred between members. Funds used to purchase Shares from Selling Members shall be exclusively sourced from funds provided by Buying Members.

     3.2   Sale of Shares. The Trustees shall cause Shares received from members
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to be sold to such persons or entities that are determined by the Trustees to be eligible to be a Member based on the criteria contained in the Bylaws of the Company, on the terms and conditions applicable to the issuance of Shares by the Company specified in the Articles of Incorporation and the Bylaws of the Company. The Trust may hold or sell accounts receivable or notes related to the sale of Shares. The proceeds of such sales shall be held in Trust for the purchase of shares from members.

     3.3   Purchase of Shares.
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           (a)  Purchase of Class A Shares. At such times when the assets of the
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Trust Fund attributable to the sale of Class A Shares, other than the Corpus, are sufficient to purchase all of the Class A Shares of a Selling Member, then the Trustees shall purchase such Class A Shares from the Selling Member on the terms and conditions applicable to the repurchase of Shares by the Company specified in the Articles of Incorporation and the Bylaws of the Company. The Trustees shall purchase the Class A Shares of the Selling Members in the order in which their status as a Member of the Company terminated.

           (b)  Purchase of Class B Shares. At such times when the assets of the
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Trust Fund attributable to the sale of Class B Shares are sufficient to purchase
Class B Shares of a Selling Member, then the Trustees shall purchase such Class
B Shares on the terms and conditions applicable to the repurchase of Class B Shares by the Company specified in the Articles of Incorporation and the Bylaws of the Company.

           (c)  Authority to Issue Notes. The Trustees shall have the authority,
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but not the obligation, to issue non-recourse notes payable out of the assets of the Trust other than the Corpus, or specified portions thereof, in order to facilitate the purchase of Shares from time to time.

     3.4   Articles and Bylaws. Any purchase or sale of Shares pursuant to this
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Agreement must be in accordance with the pricing, terms and conditions that are applicable to the Company, as stated in the Articles of Incorporation and Bylaws of the Company.

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     3.5   Investment Directions. The Trustees may deposit all or any part of
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the assets of the Trust Fund in savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate. The Trustees shall make no other investment except for the purchase of Shares and as provided in this
Section 3.4.

     3.6   Management of Assets. The Trustees shall have, without exclusion, all
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powers conferred on the Trustees by applicable law, unless expressly provided otherwise herein, and all rights associated with assets of the Trust shall be exercised by the Trustees or the person designated by the Trustees. The Trustees shall have full power and authority to invest and reinvest the Trust Fund in any investment permitted by this Trust Agreement, exercising the judgment and care that persons of prudence, discretion and intelligence would exercise under the circumstances then prevailing, considering the probable income and safety of their capital, including, without limiting the generality of the foregoing, the power:

           (a) To hold, manage and control all property forming part of the Trust Fund and to sell, convey, transfer, exchange and otherwise dispose of the same in accordance with this Trust Agreement;

           (b) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustees to be necessary for the protection of the Trust Fund, to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose;

           (c) Notwithstanding Section 3.5, to hold in cash, without liability for interest, such portion of the Trust Fund which, in its discretion, shall be reasonable under the circumstances, pending investment or payment of expenses;

           (d) To employ such agents including custodians and counsel as may be reasonably necessary and to pay them reasonable compensation; to settle, compromise or abandon all claims and demands in favor of or against the Trust assets;

           (e) To cause title to property of the Trust to be issued, held or registered in the individual name of the Trustees, or in the name of its nominee(s) or agents, or in such form that title will pass by delivery;

           (f) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State of California, so that the powers conferred upon the Trustees herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

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           (g) To institute, compromise and defend actions and proceedings; to pay or contest any claim; to settle a claim by or against the Trustees by compromise, arbitration, or otherwise; to release, in whole or in part, any claim belonging to the Trust to the extent that the claim is uncollectible;

           (h) To do all other acts necessary or desirable for the proper administration of the Trust Fund, as if the Trustees were the absolute owner thereof. However, nothing in this section shall be construed to mean the Trustees assumes any responsibility for the performance of any investment made by the Trustees in its capacity as trustee under the operations of this Trust Agreement.

           Notwithstanding any powers granted to the Trustees pursuant to this Trust Agreement or to applicable law, the Trustees shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

     3.7   Distributions.
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           (a) Any income earned on amounts invested pursuant to Section 3.5 shall be distributed to the Company immediately upon receipt by the Trustees of a request by the Company that the income be so distributed.

           (b) Notwithstanding anything contained in this Trust Agreement to the contrary, if at any time the Trust is finally determined by the IRS not to be a "grantor trust" with the result that the income of the Trust Fund is not treated as income of the Company pursuant to Sections 671 through 679 of the Code or if a tax is finally determined by the IRS to be payable by the Beneficiary with respect to any interest in the Trust Fund prior to payment of such interest to the Beneficiary, the Trustees shall immediately distribute an amount equal to the amount determined to be taxable (the taxable income, not the tax liability) to the Beneficiary.

     3.8   Costs of Administration. The Trustees are authorized to incur
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reasonable obligations in connection with the administration of the Trust, including attorneys' fees. Such obligations shall be paid by the Company. The Trustees are authorized to pay such amounts from the Trust Fund, but not from the Corpus, if the Company fails to pay them within 60 days of presentation of a statement of the amounts due.

     3.9   Trustees Compensation and Expenses. The Trustees shall not be
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entitled to compensation for their services as Trustees. The Trustees shall be entitled to reimbursement for expenses incurred by the Trustees in the performance of their duties as the Trustees, including reasonable fees for legal counsel. Such expenses

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shall be paid by the Company. The Trustees are authorized to withdraw such amounts from the Trust Fund, but not from the Corpus, if the Company fails to pay them within 60 days of presentation of a statement of the amounts due.

     3.10  Professional Advice. The Company specifically acknowledges that the
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Trustees may find it desirable or expedient to retain legal counsel (who may also be legal counsel for the Company generally) or other professional advisors to advise them in connection with the exercise of any duty under this Trust Agreement. The Trustees shall be fully protected in acting upon the advice of such legal counsel or other competent professional advisors.

     3.11  Payment on Court Order. To the extent permitted by law, the Trustees
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are authorized to make any payments directed by court order in any action in which the Trustees have been named as a party. The Trustees may in their discretion defend any action in which the Trustees are named, and any expenses incurred by the Trustees shall be paid by the Company. The Trustees are authorized to pay such amounts from the Trust Fund, but not from the Corpus, if the Company fails to pay them within sixty (60) days of presentation of a statement of the amounts due.

     3.12  Protective Provisions. Notwithstanding any other provision contained
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in this Trust Agreement to the contrary, the Trustees shall have no obligation to advance any funds to the Trust.

     3.13  Indemnification.
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           (a) The Company shall indemnify and hold the Trustees harmless from and against all loss or liability (including expenses and reasonable attorneys' fees) to which they may be subject by reason of its execution of their duties under this Trust, or by reason of any acts taken or omitted in good faith in accordance with any directions, or acts taken or omitted in good faith in the absence of directions, from the Company, unless such loss or liability is due to the Trustees' gross negligence or willful misconduct. The indemnity described herein shall be provided by the Company.

           (b) In the event that any of the Trustees is named as a defendant in a lawsuit or proceeding involving the Trust Fund, the such Trustee shall be entitled to receive on a current basis the indemnity payments provided for in this Section, provided however that if the final judgement entered in the lawsuit or proceeding holds that such Trustee is guilty of gross negligence or willful misconduct with respect to the Trust Fund, such Trustee shall be required to refund the indemnity payments that it has received.

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           (c) All releases and indemnities provided in this Trust Agreement shall survive the termination of this Trust Agreement.

                                  ARTICLE 4.
                              Trustees's Accounts
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     4.1   Records. The Trustees shall maintain accurate records and detailed
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accounts of all investments, receipts, disbursements and other transactions hereunder. Such records shall be available at all reasonable times for inspection by the Company or its authorized representative.

     4.2   Delegation of Duties. The Company may at any time employ the Trustees
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as their agent to perform any act, keep any records or accounts and make any computations that are required of the Company by this Trust Agreement. The Trustees may be compensated for such employment and such employment shall not be deemed to be contrary to the Trust. Nothing done by the Trustees as such agent shall change or increase its responsibility or liability as Trustees hereunder.

                                  ARTICLE 5.
                      Resignation or Removal of Trustees
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     5.1   Resignation; Removal. The Trustees may resign at any time by written
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notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustees agree otherwise. The Trustees may be removed by the Company on 60 days notice or upon shorter notice accepted by the Trustees.

     5.2   Successor Trustees. If any Trustee resigns or is removed, the
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remaining Trustees shall continue to serve as the Trustees. In the event all of the Trustees resign or are removed, a successor or successors shall be appointed by the Company, in accordance with this Section, by the effective date of the resignation or removal under Section 6.1 above. The successor shall be an employee of the Company.

     5.3   Settlement of Accounts. Upon resignation or removal of any Trustee,
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all assets in such Trustee's name shall subsequently be transferred to the successor Trustees. The transfer shall be completed within 90 days after receipt of notice of resignation or removal, unless the Company extends the time limit. Upon the transfer of the assets, the successor Trustees shall succeed to all of the powers and duties given to the Trustees in this Trust Agreement.

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                                  ARTICLE 6.
                   Controversies, Legal Actions and Counsel
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     6.1   Controversy. If any controversy arises with respect to the Trust, the
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Trustees shall take action as they deems advisable, whether by legal proceedings, compromise or otherwise. The Trustees may retain the funds or property involved without liability pending settlement of the controversy. The Trustees shall be under no obligation to take any legal action of whatever nature unless there shall be sufficient property in the Trust to indemnify the Trustees with respect to any expenses or losses to which it may be subjected.

     6.2   Joinder of Parties. In any action or other judicial proceedings
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affecting the Trust, it shall be necessary to join as parties the Trustees and the Company. Any judgment entered in such a proceeding or action shall be binding on all persons claiming under the Trust.

                                  ARTICLE 7.
                           Amendment and Termination
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     7.1   Amendment. Subject to the limitations set forth in this Section 7.1,
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this Trust Agreement may be amended by a written instrument executed by the
Trustees and the Company. This Trust Agreement shall not be amended, altered, changed or modified in a manner that would cause the Trust to cease being a "grantor trust" as provided in Section 1.6.

     7.2   Final Termination. The Trust shall terminate upon notification from
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the Company to the Trustees that the Trust is terminated. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Company whereupon the Trustees shall be released and discharged from all obligations hereunder. From and after the date of termination and until final distribution of the Trust Fund, the Trustees shall continue to have all of the powers provided herein as are necessary or expedient for the orderly liquidation and distribution of the Trust Fund.

                                  ARTICLE 8.
                                 Miscellaneous
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     8.1   Taxes. The Company shall from time to time pay taxes of any and all
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kinds whatsoever that at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes lawfully levied or assessed upon the Trust Fund are not paid by the Company, the Trustees shall have the power to pay such taxes out of the Trust Fund and shall seek reimbursement from the Company. Prior to making any payment, the Trustees may

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require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustees shall contest the validity of taxes in any manner deemed appropriate by the Company or its counsel, but at the Company's expense, and only if it has received an indemnity bond or other security satisfactory to it to pay any such expenses. The Trustees shall have no obligation to prepare or file any tax return on behalf of the Trust Fund, any such return being the sole responsibility of the Company.

     8.2   Third Persons. All persons dealing with the Trustees are released
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from inquiring into the decisions or authority of the Trustees and from seeing to the application of any monies, securities or other property paid or delivered to the Trustees.

     8.3   Applicable Law. This Trust Agreement shall be governed by and
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construed in accordance with the internal laws of the State of California
(excluding principles of conflicts of law). Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     8.4   Notices and Directions. Actions by the Company shall be by the Board
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or a duly authorized officer, with such actions certified to the Trustees by an appropriately certified copy of the action taken. The Trustees shall be protected in acting upon any such notice, resolution, order, certificate or other communication believed by it to be genuine and to have been signed by the proper party or parties.

     8.5   Successors and Assigns. This Trust Agreement shall be binding upon
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and inure to the benefit of the Company and the Trustees and their respective successors and assigns.

     8.6   Gender and Number. Words used in the masculine shall apply to the
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feminine where applicable, and when the context requires, the plural shall be read as the singular and the singular as the plural.

     8.7   Headings. Headings in this Trust Agreement are inserted for
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convenience of reference only and any conflict between such headings and the text shall be resolved in favor of the text.

     8.8   Counterparts. This Trust Agreement may be executed in one or more
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counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

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